EMPLOYEE DEFINED CONTRIBUTION PLAN	12 Months Ended
Dec. 31, 2017
EMPLOYEE DEFINED CONTRIBUTION PLAN [Abstract]
EMPLOYEE DEFINED CONTRIBUTION PLAN
27.	employee defined contribution plan

Full-time employees of the Group’s subsidiaries in the PRC participate in a government-mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the PRC subsidiaries of the Group make contributions to the government for these benefits based on about 41% of the employees’ salaries on a monthly basis. The Group’s PRC subsidiaries have no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which were expensed as incurred, were $13.2 million, $13.7 million and $13.0 million for the years ended December 31, 2015, 2016 and 2017, respectively.

Full-time employees of the Group’s subsidiaries in Malaysia participate in a defined contribution plan, a post-employment benefit plan under which the Group pays fixed contribution into separate entities or funds and will have no legal or constructive obligation to pay further contributions if any of the funds do not hold sufficient assets to pay all employee benefits relating to employee services in the current and preceding financial years. Malaysian labor regulations require that the Malaysian subsidiaries of the Group make contributions to the government for these benefits based on about 12~13% of the employees’ salaries on a monthly basis. The total amounts for such employee benefits, which were expensed as incurred, were $1.1 million, $1.3 million and $1.4 million for the years ended December 31, 2015, 2016 and 2017, respectively.